UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1 TO FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 5, 2005

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mentor Drive
Santa Barbara, California93111
(Address of principal executive offices, including zip code)

(805) 879-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01          Entry into a Material Definitive Agreement

On October 5, 2005, the Compensation Committee of the Board of Directors of Mentor Corporation (the "Company"), granted an award of restricted shares of Company common stock (the "Restricted Stock")  to various officers and directors, as described in the Company's filing of Form 8-K on October 11, 2005.  The correct number of shares of Restricted Stock issued to Joseph E. Whitters, the Company's Chairman of the Board, should have been 4,857 shares, not 15,000 as previously reported in its October 11, 2005 filing on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mentor Corporation

Date: January 31, 2006	By:	/s/Joshua H. Levine
Joshua H. Levine
Chief Executive Officer

Date: January 31, 2006	By:	/s/Loren L. McFarland
Loren L. McFarland
Chief Financial Officer

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